SCHWAB CAPITAL TRUST

SCHWAB INVESTMENTS

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market Index Fund®

Schwab International Index Fund®

(the Funds)

Supplement dated June 29, 2018, to the currently effective Statement of Additional Information (the SAI) for each of the aforementioned Funds

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The table in the “Securities Lending Activities” section on pages 29-30 of the SAI is hereby deleted in its entirety and replaced with the following table:

	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
Gross income from securities lending activities	$550,045	$392,429	$6,201,837	$1,447,259	$1,043,503

Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$53,424	$32,640	$610,177	$141,971	$101,496
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$15,805	$19,865	$100,008	$27,530	$18,974
Administrative fees not included in revenue split	-	-	-	-	-
Indemnification fees not included in revenue split	-	-	-	-	-
Rebates (paid to borrower)	-	$144	$56	$18	$9,572
Other fees not included in revenue split	-	-	-	-	-

Aggregate fees/compensation paid for securities lending activities	$69,229	$52,649	$710,241	$169,519	$130,042

Net income from securities lending activities*	$480,816	$339,780	$5,491,596	$1,277,740	$913,461

*	“Net income from securities lending activities” may not match the fund’s current financial statements, which may reflect certain accrual adjustments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG102732-00 (06/18)

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